UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3721

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/05

FORM N-CSR
Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Intermediate Municipal
Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 12-month period from June 1, 2004, through May 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica S.Wieboldt.

Despite occasional bouts of heightened volatility, the reporting period produced generally good results for longer-term municipal bonds. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds remained remarkably resilient as investors responded to new signs of global economic weakness.These factors supported a market rally in April and May 2005, which more than offset earlier weakness among tax-exempt bonds, including those with intermediate-term maturities.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by tighter monetary policy and slowing corporate profit growth. At times such as these, we believe it is especially important for investors to stay in touch with their financial advisors, as they can help you decide what adjustments, if any, you should make to your long-term investment strategy.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus Intermediate Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2005, the fund achieved a total return of 5.59% .1 The Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.83% for the same period.2 In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 4.83% .3

Although shorter-term bond prices generally declined during the reporting period amid steadily rising interest rates, longer-term securities gained value as inflationary pressures apparently remained in check. The fund produced a higher return than its Lipper category average, due in part to its relatively underweight positioning at the short-end of the yield curve, where volatility was particularly pronounced. However, the fund produced a slightly lower return than that of its benchmark — which is not subject to fund fees and expenses.

What is the fund’s investment approach?

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, the U.S. economy appeared to be gaining strength and inflationary pressures seemed to be rising as the labor market improved and energy prices surged. In late June 2004, these factors led the Federal Reserve Board (the “Fed”) to implement its first increase of short-term interest rates in approximately four years. Seven additional rate hikes followed, and the overnight federal funds rate rose to 3% by the end of the reporting period as the Fed attempted to bring interest rates to a level that neither stimulated nor restricted economic activity.

Although the Fed’s moves toward higher interest rates were steady and gradual throughout the reporting period, investor sentiment shifted relatively frequently, leading to heightened volatility among shorter-term fixed-income securities. In addition, intermediate-term bonds were adversely affected at times by the trading strategies of certain non-traditional market participants, such as hedge funds. However, longer-term bond prices remained relatively stable, as investors apparently believed that the pace of economic growth was not strong enough to fuel a reacceleration of inflation. In fact, signs of renewed

4

economic weakness late in the reporting period helped ease inflation concerns and sparked a sharp market rally, helping the fund post a solidly positive total return for the reporting period overall.

As short-term yields rose relative to longer-term yields, we attempted to protect the fund from volatility by reducing its exposure to securities at the shorter end of its maturity range.Instead,we tended to focus on securities in the intermediate-term range, generally the 10- to 15-year range, where returns proved to be relatively attractive.In addition,the fund benefited from strong performance among its holdings of corporate-backed bonds, such as securities backed by the states’ settlement of litigation with U.S. tobacco companies.These securities benefited from robust investor demand for high current income in a low interest-rate environment.

What is the fund’s current strategy?

In anticipation of further increases in interest rates, we have maintained the fund’s relatively light exposure to shorter-term securities. However, as yield differences between short- and long-term bonds continue to narrow, we will reevaluate the advantages of this position, and we may increase the fund’s holdings at the shorter end of its maturity range. In our view, these are prudent strategies as the economy moves to the next phase of the cycle.

June 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be modified, extended or terminated at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

Average Annual Total Returns	as of 5/31/05
		1 Year	5 Years	10 Years

Fund		5.59%	5.25%	4.68%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Intermediate Municipal Bond Fund, Inc. on 5/31/95 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph above takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. from December 1, 2004 to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 3.68
Ending value (after expenses)	$1,022.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 3.68
Ending value (after expenses)	$1,021.29

† Expenses are equal to the fund’s annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS May 31, 2005
	Principal
Long-Term Municipal Investments—99.0%	Amount ($)	Value ($)

Alabama—1.8%
McIntosh Industrial Development Board, EIR
4.65%, 6/1/2008	1,450,000	1,499,270
Jefferson County, Limited Obligation School Warrants:
5.50%, 1/1/2021	7,500,000	8,293,049
5.25%, 1/1/2023	5,500,000	5,928,834
Alaska—5.1%
Alaska International Airports, Revenue:
5.50%, 10/1/2011 (Insured; AMBAC)	2,560,000	2,866,969
5.50%, 10/1/2012 (Insured; AMBAC)	1,620,000	1,827,327
Alaska Student Loan Corp., Student Loan Revenue:
5.60%, 7/1/2011 (Insured; AMBAC)	4,700,000	4,916,246
5.70%, 7/1/2013 (Insured; AMBAC)	5,990,000	6,277,579
6%, 7/1/2016 (Insured; AMBAC)	6,380,000	6,955,347
Anchorage:
5.875%, 12/1/2015 (Insured; FGIC)
(Prerefunded 12/1/2010)	2,365,000 [a]	2,691,323
5.875%, 12/1/2016 (Insured; FGIC)
(Prerefunded 12/1/2010)	1,500,000 [a]	1,706,970
Electric Utility Revenue:
6.50%, 12/1/2008 (Insured; MBIA)	2,755,000	3,069,428
6.50%, 12/1/2009 (Insured; MBIA)	2,910,000	3,314,985
5.875%, 2/1/2012 (Insured; FSA)
(Prerefunded 2/1/2010)	3,175,000 [a]	3,562,541
Northern Tobacco Securitization Corp.,
Tobacco Settlement Revenue:
6%, 6/1/2013	4,745,000	5,050,720
6.20%, 6/1/2022	2,250,000	2,298,848
Arizona—.3%
Glendale Municipal Property Corp., Excise Tax Revenue
5%, 7/1/2017 (Insured; AMBAC)	2,160,000	2,351,419
Arkansas—.8%
Independence County, PCR
(Entergy Arkansas Inc., Project) 5%, 1/1/2021	5,250,000	5,352,375
Springdale, Sales & Use Tax Revenue
4%, 7/1/2016 (Insured; MBIA)	2,000,000	2,044,180
California—6.3%
ABAG Finance Authority for Nonprofit Corporations,
Revenue (San Diego Hospital Association)
5.125%, 3/1/2018	1,000,000	1,053,080

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Alameda County Unified School District
Zero Coupon, 8/1/2018 (Insured; FSA)	3,785,000		2,120,849
California Economic Recovery
5%, 7/1/2015 (Insured; MBIA)	5,000,000		5,531,950
California Educational Facilities Authority, Revenue
(Stanford University) 5.25%, 12/1/2013	2,000,000		2,283,520
California Infrastructure & Economic Development,
Bank Revenue (Bay Area Toll Bridges—1st Lien)
5.25%, 7/1/2017 (Insured; FSA)	3,300,000		3,676,398
California Public Works Board, LR
(Department of Mental Health—Coalinga)
5.50%, 6/1/2018	3,000,000		3,367,440
California Statewide Community Development Authority:
MFHR (Equity Residential) 5.20%, 6/15/2009	3,000,000		3,174,720
Revenue (Huntington Memorial Hospital)
5%, 7/1/2017	2,895,000		3,112,038
Elsinore Valley Municipal Water District, COP
5.375%, 7/1/2016 (Insured; FGIC)	3,295,000		3,768,788
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue
0% / 7%, 1/1/2008	5,000,000	[b]	5,519,000
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Revenue:
5.50%, 6/1/2018	5,000,000		5,231,500
5.75%, 6/1/2021	6,950,000		7,462,424
5.75%, 6/1/2023	1,735,000		1,853,674
Los Angeles County Public Works Financing Authority,
Revenue (Regional Park & Open Space District):
5%, 10/1/2019 (Prerefunded 10/1/2007)	3,635,000	[a]	3,853,027
5%, 10/1/2019	1,915,000		2,008,950
Colorado—1.3%
Denver City & County, Airport Revenue
5%, 11/15/2008 (Insured; XLCA)	5,000,000		5,282,900
El Paso County School District
(Number 11 Colorado Springs):
6.25%, 12/1/2009	1,000,000		1,133,250
6.50%, 12/1/2010	2,000,000		2,337,140
6.50%, 12/1/2011	2,040,000		2,428,559

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut—.7%
Connecticut:
Revenue (Mashantucket Western Pequot Tribe):
6.50%, 9/1/2006	2,475,000 [c]	2,585,905
6.50%, 9/1/2006	2,525,000 [c]	2,607,669
5.60%, 9/1/2009	1,000,000 [c]	1,066,760
District of Columbia—.4%
District of Columbia 6%, 6/1/2012 (Insured; MBIA)	3,280,000	3,794,665
Florida—4.5%
Broward County, Airport System Revenue
(Convertible Lien) 5.25%, 10/1/2011 (Insured; AMBAC)	1,525,000	1,619,550
Capital Projects Finance Authority, Student Housing
Revenue (Capital Projects Loan Program)
5.50%, 10/1/2015 (Insured; MBIA)	4,060,000	4,434,576
Collier County, Gas Tax Revenue
5.25%, 6/1/2019 (Insured; AMBAC)	2,190,000	2,418,417
Hillsborough County Industrial Development Authority,
PCR (Tampa Electric Company Project)
5.10%, 10/1/2013	9,575,000	10,106,700
Miami-Dade County, Aviation Revenue
5.25%, 10/1/2008 (Insured; FGIC)	3,000,000	3,198,240
Miami-Dade County School Board, COP
5.25%, 10/1/2017 (Insured; FGIC)	5,000,000	5,562,850
Palm Beach County School Board, COP
5.375%, 8/1/2014 (Insured; AMBAC)	4,000,000	4,560,680
Palm Beach County Solid Waste Authority, Revenue
4%, 1/1/2011 (Insured; AMBAC)	5,000,000	5,192,600
Polk County, Utility System Revenue
5.25%, 10/1/2018 (Insured; FGIC)	2,000,000	2,218,940
Georgia—1.4%
Athens Housing Authority, Student Housing LR
(Ugaref East Campus Housing):
5.25%, 12/1/2015 (Insured; AMBAC)	2,560,000	2,817,459
5.25%, 12/1/2016 (Insured; AMBAC)	2,700,000	2,965,410
Milledgeville-Baldwin County Development Authority,
Revenue (Georgia College & State
University Foundation):
6%, 9/1/2010	1,275,000	1,394,582
5.25%, 9/1/2019	1,710,000	1,806,735
Municipal Electric Authority (Combustion Turbine Project)
5.25%, 11/1/2012 (Insured; MBIA)	2,735,000	3,067,576

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Hawaii—1.5%
Hawaii Department of Budget & Finance,
Special Purpose Meeting Revenue
(Kapiolani Health Care System)
6.40%, 7/1/2013	8,775,000		9,951,201
Kuakini Health System, Special Purpose Revenue
5.50%, 7/1/2012	2,575,000		2,740,830
Illinois—2.3%
Chicago Housing Authority, Revenue (Capital Program):
5%, 7/1/2009	2,500,000		2,654,675
5.25%, 7/1/2010	2,420,000		2,617,327
Chicago O’Hare International Airport, Revenue
(Third Lien) 5.50%, 1/1/2015 (Insured; CIFG)	6,450,000		7,274,181
Illinois Health Facilities Authority, Revenue:
(Evangelical Hospital) 6.75%, 4/15/2007	100,000		104,668
(Passavant Memorial Area Hospital Association)
5.65%, 10/1/2016	4,850,000		5,241,250
Metropolitan Pier & Exposition Authority,
Dedicated State Tax Revenue (McCormick Place)
0/5.55%, 6/15/2021 (Insured; MBIA)	2,500,000	[b]	1,953,575
Indiana—2.3%
Indiana Health Facility Financing Authority,
HR (Clarian Health Partners, Inc.):
5.50%, 2/15/2010	3,000,000		3,155,640
5.50%, 2/15/2011	5,000,000		5,250,450
Revenue (Ascension Health) Subordinated
Credit 5%, 5/1/2009	2,500,000		2,660,550
Indianapolis Local Public Improvement Bond Bank
6.50%, 1/1/2011 (Insured; FSA)	6,415,000		7,473,283
Westfield High School Building Corp.,
First Mortgage Revenue
5.25%, 7/5/2013 (Insured; AMBAC)	1,500,000		1,593,795
Kansas—1.2%
Wyandotte County—Kansas City Unified
Government, Utility System Revenue
5.65%, 9/1/2018 (Insured; AMBAC)	9,130,000		10,699,264
Kentucky—.5%
Ashland, PCR (Ashland, Inc.) 5.70%, 11/1/2009	4,000,000		4,288,560
Louisiana—1.0%
New Orleans 5.25%, 12/1/2019 (Insured; MBIA)	7,945,000	[d]	8,872,817

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts—5.0%
Boston Water & Sewer Commission, Revenue
5%, 11/1/2020	5,760,000	6,271,776
Massachusetts, Consolidated Loan
5%, 12/1/2010	3,000,000	3,268,770
Massachusetts Bay Transportation Authority, Sales Tax
Revenue 5.50%, 7/1/2017	5,000,000	5,809,400
Massachusetts Municipal Wholesale Electric Co.,
Power Supply System Revenue
(Project No. 6) 5.25%, 7/1/2015 (Insured; MBIA)	4,000,000	4,406,640
Massachusetts Water Resource Authority:
5.25%, 8/1/2019 (Insured; MBIA)	8,420,000	9,560,489
5%, 8/1/2022 (Insured; MBIA)	9,875,000	10,823,395
University of Massachusetts Building Authority,
Project Revenue 5.25%, 11/1/2019 (Insured; AMBAC)	3,500,000	3,875,830
Michigan—5.8%
Detroit Local Development Finance Authority
5.20%, 5/1/2010	5,745,000	5,966,700
Greater Detroit Resource Recovery Authority, Revenue:
6.25%, Series A, 12/13/2008 (Insured; AMBAC)	11,000,000	12,140,920
6.25%, Series B, 12/13/2008 (Insured; AMBAC)	7,755,000	8,559,349
Michigan Building Authority, Revenue
(State Police Communications System)
5.25%, 10/1/2013	1,945,000	2,197,344
Michigan Hospital Finance Authority, Revenue:
7.603%, 11/15/2007	5,750,000 [c,e]	6,324,310
(Oakwood Obligation Group):
5%, 11/1/2007	3,000,000	3,120,840
5.50%, 11/1/2011	3,500,000	3,856,160
(Sparrow Obligation Group):
5.25%, 11/15/2011	2,500,000	2,734,925
5.75%, 11/15/2016	3,250,000	3,585,140
Michigan Municipal Bond Authority, Revenue
(Drinking Water Revolving Fund)
5.25%, 10/1/2016 (Prerefunded 10/1/2009)	2,370,000 [a]	2,582,565
Mississippi—.9%
Mississippi Development Bank, Special Obligation
(Adams County HR Project)
5.75%, 7/1/2010 (Insured; FSA)	3,445,000	3,582,456
Mississippi Higher Education Assistance Corp.
Student Loan Revenue 5.30%, 9/1/2008	2,390,000	2,500,060

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Mississippi (continued)
Walnut Grove Correctional Authority, COP
5.50%, 11/1/2007 (Insured; AMBAC)	1,855,000	1,967,394
Missouri—1.8%
Joplin Industrial Development Authority, Revenue
(Catholic Health Initiatives):
5.50%, 12/1/2009	3,185,000	3,378,170
5.625%, 12/1/2010	3,340,000	3,537,294
Missouri Health & Educational
Facilities Authority, Revenue
(SSM Health Care) 5%, 6/1/2007	2,940,000	3,044,517
Saint Louis, Airport Revenue
(Airport Development Program):
5.50%, 7/1/2010 (Insured; MBIA)	3,000,000	3,302,760
5.625%, 7/1/2015 (Insured; MBIA)	2,500,000	2,783,675
Nevada—1.2%
Director of the State of Nevada Department of Business
& Industry, SWDR (Republic Services, Inc. Project)
5.625%, 6/2/2018	5,000,000	5,443,600
Washoe County, Water Facility Revenue
(Sierra Pacific Power Company) 5%, 7/1/2009	5,000,000	5,101,200
New Jersey—4.4%
Casino Reinvestment Development Authority,
Revenue 5.25%, 6/1/2019 (Insured; MBIA)	5,000,000	5,517,500
New Jersey Economic Development Authority:
Cigarette Tax Revenue 5.50%, 6/15/2016	1,000,000	1,111,260
School Facilities Revenue (Construction 2001)
5.25%, 6/15/2010 (Insured; AMBAC)	10,030,000	11,022,870
Waste Paper Recycling Revenue (Marcal Paper Mills Inc.)
8.50%, 2/1/2010 (Insured; MBIA)	2,210,000	2,150,838
New Jersey Educational Facilities Authority, Revenue
(Rider University):
5%, 7/1/2010 (Insured; Radian)	1,880,000	2,010,679
5%, 7/1/2011 (Insured; Radian)	1,970,000	2,121,079
(Rowan University) 5.25%, 7/1/2016 (Insured; MBIA)	2,000,000	2,244,620
New Jersey Health Care Facilities
Financing Authority, Revenue
(South Jersey Hospital) 6%, 7/1/2012	3,425,000	3,866,277
New Jersey Turnpike Authority, Revenue
5.625%, 1/1/2015 (Insured MBIA)
(Prerefunded 1/1/2010)	3,910,000 [a]	4,343,697

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New Jersey (continued)
Union County Utilities Authority, Solid Waste Revenue
(Ogden Martin) 5.50%, 6/1/2008 (Insured; AMBAC)	4,000,000		4,262,120
New Mexico—1.4%
Jicarilla, Apache Nation Revenue:
5%, 9/1/2011	1,500,000		1,605,330
5%, 9/1/2013	2,905,000		3,116,745
Las Cruces, Joint Utility Improvement Revenue
5.50%, 7/1/2016 (Insured; MBIA)	7,000,000		7,469,700
New York—7.5%
New York City:
6.25%, 8/1/2009 (Prerefunded 8/1/2006)	530,000	[a]	558,594
6.25%, 8/1/2009	1,470,000		1,544,985
5%, 8/1/2014	5,000,000		5,481,600
5%, 4/1/2020	2,500,000		2,675,225
5%, 4/1/2022	5,110,000		5,442,610
New York State Dormitory Authority, Revenues:
(Department of Health)
5.625%, 7/1/2011 (Prerefunded 7/1/2006)	3,240,000	[a]	3,399,602
(Lenox Hill Hospital Obligation Group)
5.50%, 7/1/2011	1,000,000		1,091,530
New York State Local Government
Assistance Corporation:
5.25%, 4/1/2016	3,425,000		3,860,866
5.25%, 4/1/2016 (Insured; FSA)	2,200,000		2,488,332
New York State Thruway Authority, Service Contract
Revenue (Local Highway & Bridge):
6%, 4/1/2011	2,040,000		2,185,207
5.50%, 4/1/2012	3,950,000		4,446,673
5.50%, 4/1/2013 (Insured; XLCA)	5,000,000		5,598,000
New York State Urban Development Corp.:
Corporate Purpose 5.125%, 7/1/2019	2,000,000		2,170,680
Correctional & Youth Facilities Service Contract
Revenue (Empire State Development Corp.):
5%, 1/1/2009	3,000,000		3,168,360
5.25%, 1/1/2009	8,575,000		9,137,606
Personal Income Tax 5.25%, 3/15/2011	1,565,000		1,723,237
Tobacco Settlement Financing Corp., Revenue
5.50%, 6/1/2018	4,000,000		4,465,280
Triborough Bridge and Tunnel Authority, Revenue
6.75%, 1/1/2009	5,100,000		5,531,919

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

North Carolina—3.7%
North Carolina Eastern Municipal Power Agency,
Power System Revenue:
5.50%, 1/1/2012	3,000,000	3,293,580
5.125%, 1/1/2014	3,000,000	3,211,710
5%, 1/1/2021	1,200,000	1,353,768
North Carolina Medical Care Commission, Revenue:
(FHA Insured Mortgage—Morehead Memorial Hospital)
5%, 11/1/2020 (Insured; FSA)	5,000,000 [d]	5,405,850
Retirement Facilities (Givens Estate Project):
4.75%, 7/1/2010	1,000,000	1,015,750
5%, 7/1/2011	500,000	509,160
5.25%, 7/1/2012	750,000	770,033
North Carolina Municipal Power Agency
Electric Revenue (Number 1 Catawba):
5.25%, 1/1/2016 (Insured; FSA)	2,540,000	2,796,413
5.25%, 1/1/2017 (Insured; FSA)	10,000,000	10,961,000
Raleigh Durham Airport Authority, Airport Revenue
5.25%, 11/1/2012 (Insured; FGIC)	2,365,000	2,614,058
Ohio—1.3%
Cuyahoga County, Revenue
(Cleveland Clinic Health System):
5.50%, 1/1/2014	4,000,000	4,456,080
6%, 1/1/2017	5,000,000	5,697,650
Knox County, Hospital Facilities Revenue
(Knox Community Hospital Asset Guaranty)
5%, 6/1/2012 (Insured; Radian)	1,500,000	1,612,110
Oklahoma—.6%
Oklahoma Development Finance Authority, LR
(Oklahoma State System Higher Education):
4%, 6/1/2007	1,020,000	1,039,319
4%, 6/1/2008	1,060,000	1,087,952
Washington County Medical Authority, Revenue
(Jane Phillips Medical Center)
5.50%, 11/1/2010 (Insured; Connie Lee)	3,175,000	3,309,779
Oregon—1.1%
Gilliam County, SWDR
4.15%, 5/1/2009	3,400,000	3,439,372
Washington County Unified Sewer Agency,
Sewer Revenue 5.75%, 10/1/2012 (Insured; FGIC)	5,670,000	6,550,041

The Fund 15

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Pennsylvania—8.3%
Allegheny County Industrial Development Authority,
PCR 4.05%, 9/1/2011 (Insured; AMBAC)	4,000,000	4,157,240
Carbon County Industrial Development Authority, RRR
(Panther Creek Partners Project) 6.65%, 5/1/2010	8,925,000	9,696,120
Delaware County Industrial Development Authority
(Resource Recovery Facility) 6.10%, 7/1/2013	12,000,000	12,610,200
Delaware River Joint Toll Bridge Commission,
Bridge Revenue 5.25%, 7/1/2013	2,500,000	2,790,725
Delaware Valley Regional Finance Authority,
Local Government Revenue 5.75%, 7/1/2017	6,830,000	7,948,344
Erie County Hospital Authority, Revenue
(Hamot Health Foundation)
5.375%, 5/15/2010 (Insured; AMBAC)	2,340,000	2,476,984
Erie County Industrial Development Authority,
EIR (International Paper Company Project)
5.25%, 9/1/2010	2,100,000	2,258,571
Montgomery County Higher Education & Health
Authority, HR (Abington Memorial)
6.10%, 6/1/2012 (Insured; AMBAC)	5,000,000	5,790,200
Montgomery County Industrial Development
Authority, Mortgage Revenue (Whitemarsh
Continuing Care) 6%, 2/1/2021	5,000,000	5,192,650
Pennsylvania Higher Educational Facilities Authority,
Health Services Revenue (University of Pennsylvania)
5.70%, 1/1/2011 (Prerefunded 1/1/2006)	3,250,000 [a]	3,334,598
(UPMC Health System) 6.25%, 1/15/2015	3,660,000	4,156,442
Rose Tree Media School District
5.25%, 2/1/2018 (Insured; FSA)	5,900,000	6,573,603
Sayre Health Care Facilities Authority, Revenue
(Guthrie Health) 6%, 12/1/2012	2,000,000	2,236,580
State Public School Building Authority, School
Lease Revenue (Colonial Intermediate
Unit) 5.25%, 5/15/2019 (Insured; FGIC)	2,175,000	2,425,756
Rhode Island—1.2%
Rhode Island Health and Educational Building Corp.:
Health Facilities Revenue (San Antoine)
5.50%, 11/15/2009	3,320,000	3,510,502
Hospital Financing Revenue
(Lifespan Obligation Group)
5.75%, 5/15/2008 (Insured; MBIA)	5,560,000	5,943,195
Revenue (Roger Williams University)
5%, 11/15/2021 (Insured; Radian)	1,360,000	1,427,850

16

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

South Carolina—2.7%
Anderson County, IDR (Federal Paper Board)
4.75%, 8/1/2010	4,520,000	4,674,132
Berkeley County School District, Installment
Purchase Revenue (Securing Assets for Education)
5.25%, 12/1/2021	9,395,000	10,017,982
Charleston, COP (Public Facilities Corp.)
5%, 9/1/2015	2,145,000	2,363,254
Dorchester County School District No. 002, Installment
Purpose Revenue (Growth Remedy Opportunity
Tax Hike) 5.25%, 12/1/2021	5,000,000	5,383,450
Hilton Head Island Public Facilities Corp., COP
5%, 3/1/2013 (Insured; AMBAC)	1,065,000	1,171,958
South Dakota—.2%
Pennington County, PCR (Black Hills
Power Incorporated Project)
4.80%, 10/1/2014	2,050,000	2,076,343
Tennessee—1.5%
Chattanooga Health Educational & Housing Facility
Board, Revenue ( CDFI Phase I LLC Project)
5%, 10/1/2015	1,500,000	1,561,980
Johnson City Health and Educational Facility Board, HR
(Medical Center Hospital Improvement)
5.125%, 7/1/2011 (Insured; MBIA)	6,720,000	7,205,453
Tennessee Housing Development Agency
(Homeownership Program):
5.20%, 7/1/2010	1,815,000	1,921,468
5.30% 7/1/2011	2,140,000	2,264,141
Texas—8.4%
Bexar County, Revenue (Venue)
5.75%, 8/15/2013 (Insured; MBIA)	5,000,000	5,564,050
Cypress—Fairbanks Independent School District
(Schoolhouse) 6.75%, 2/15/2012
(Prerefunded 2/15/2010)	1,700,000 [a]	1,969,637
Dallas—Fort Worth International Airport, Revenue
Facility Improvement Corporation
(Bombardier Inc.) 6.15%, 1/1/2016	4,000,000	4,033,080
Gulf Coast Waste Disposal Authority:
Revenue (Bayport Area System)
5%, 10/1/2014 (Insured; AMBAC)	2,065,000	2,270,860
SWDR (Quaker Oats Co. Project)
5.70%, 5/1/2006	3,210,000	3,275,548

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Harris County Health Facilities Development Corp., HR:
(Memorial Hermann Hospital System)
5.50%, 6/1/2012 (Insured; FSA)	8,295,000	9,316,032
(Memorial Hospital System)
6%, 6/1/2008 (Insured; MBIA)	9,080,000	9,822,562
Houston, Utility System Revenue (First Lien)
5.25%, 5/15/2012 (Insured; MBIA)	2,750,000	3,058,770
Port Corpus Christi Industrial Development Corp.,
Revenue (Valero):
5.125%, 4/1/2009	2,250,000	2,384,145
5.40%, 4/1/2018	1,500,000	1,561,995
San Antonio, Electric & Gas Revenue
5%, 2/1/2018	5,000,000	5,302,450
Tarrant County Health Facilities Development Corp.,
Health Systems Revenue:
(Harris Methodist Health Systems) 6%, 9/1/2010	7,725,000	8,631,606
(Health Resources Systems)
5.75%, 2/15/2014 (Insured; MBIA)	5,000,000	5,766,700
Texas College Student Loan Bonds
4.75%, 8/1/2008	7,435,000	7,789,426
Texas Municipal Power Agency, Revenue:
Zero Coupon, 9/1/2009 (Insured; AMBAC)	170,000	148,028
4%, 9/1/2012 (Insured; AMBAC)	2,690,000	2,710,094
Utah—2.9%
Carbon County, SWDR
(Sunnyside Cogeneration-A) 6.375%, 8/15/2011	8,450,000	8,410,623
Jordanelle Special Service District
(Special Assessment Improvement District)
8%, 10/1/2011	5,040,000	5,379,394
Orem, Sales Tax Revenue
5%, 4/15/2018 (Insured; AMBAC)	3,325,000	3,590,269
Utah Building Ownership Authority, LR
(State Facilities Master Lease Program)
5%, 5/15/2017	2,950,000	3,196,738
Utah County, EIR (USX Corporation Project)
5.05%, 11/1/2011	4,480,000	4,741,139
Virginia—2.5%
Arlington County Industrial Development Authority, RRR
(Ogden Martin System of Alexandria/Arlington
Inc. Project) 5.375%, 1/1/2012 (Insured; FSA)	2,530,000	2,689,011

18

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Virginia (continued)
Greater Richmond Convention Center Authority,
Hotel Tax Revenue (Convention Center Expansion
Project) 6%, 6/15/2011 (Prerefunded 6/15/2010)	2,000,000	[a]	2,282,940
Peninsula Ports Authority, Revenue
(Port Facility—CSX Transportation Project)
6%, 12/15/2012	4,150,000		4,652,565
Tobacco Settlement Financing Corp.:
4%, 6/1/2013	5,000,000		4,989,850
5.25%, 6/1/2019	3,000,000		3,019,500
Virginia College Building Authority, Educational
Facilities Revenue (Hampden—Sydney College
Project) 5%, 9/1/2016	1,000,000		1,042,350
York County Industrial Development Authority,
PCR (Virginia Electric & Power Co.)
5.50%, 7/1/2009	2,750,000		2,866,325
Washington—2.4%
Energy Northwest
Revenue (Wind Project):
4.55%, 7/1/2006	1,600,000		1,614,944
5.60%, 7/1/2015 (Prerefunded 1/1/2007)	2,530,000	[a]	2,700,244
Goat Hill Properties, LR (Government
Office Building Project)
5.25%, 12/1/2020 (Insured; MBIA)	2,710,000		2,981,190
Seattle Municipal Light & Power, Revenue:
5.25%, 3/1/2010 (Insured; FSA)	50,000		54,585
7.446%, 3/1/2010 (Insured; FSA)	6,500,000	[c,e]	7,692,035
Washington:
5.75%, 10/1/2012	20,000		22,621
5.75%, 10/1/2012	2,305,000		2,590,497
Washington Health Care Facilities Authority,
Revenue (Sisters of Providence)
5.40%, 10/1/2010 (Insured; AMBAC)	3,000,000		3,083,250
West Virginia—.4%
West Virginia Economic Development Authority, LR
(Department of Environmental Protection)
5.50%, 11/1/2022	2,895,000		3,233,223
Wisconsin—1.0%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Revenue
5.50%, 6/1/2010	3,500,000		3,717,070

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Wisconsin (continued)
Racine, SWDR (Republic Services Project)
3.25%, 4/1/2009	1,000,000		977,900
Wisconsin Health and Educational Facilities Authority,
Revenue (Aurora Medical Group, Inc.)
6%, 11/15/2011 (Insured; FSA)	3,500,000		4,013,170
U. S. Related—1.4%
Childrens Trust Fund, Tobacco Settlement Revenue:
5.75%, 7/1/2010	2,500,000		2,799,925
5.75%, 7/1/2012 (Prerefunded 7/1/2010)	5,000,000	[a]	5,599,850
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	3,300,000	[a]	3,695,901
Total Long-Term Municipal Investments
(cost $833,529,740)			864,232,135

Short-Term Municipal Investments—1.0%

Florida—1.0%
Collier County Health Facilities Authority, Revenue
VRDN (Cleveland Clinic Health)
2.94% (LOC; Bank of America—Idaho N.A.)
(cost $9,000,000)	9,000,000	[f]	9,000,000

Total Investments (cost $842,529,740)	100.0%		873,232,135
Liabilities, Less Cash and Receivables	(.0%)		(194,018)
Net Assets	100.0%		873,038,117

20

Summary of Abbreviations

AMBAC	American Municipal Bond	IDR	Industrial Development Revenue
	Assurance Corporation	LOC	Letter of Credit
CIFG	CDC IxIx Financial Guaranty	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
EIR	Environment Improvement		Insurance Corporation
	Revenue	MFHR	Multi Family Housing Revenue
FGIC	Financial Guaranty Insurance	PCR	Pollution Control Revenue
	Company	RRR	Resources Recovery Revenue
FHA	Federal Housing Administration	SWDR	Solid Waste Disposal Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
HR	Hospital Revenue	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	48.2
AA	Aa	AA	17.2
A	A	A	15.1
BBB	Baa	BBB	14.9
F1	MIG1/P1	SP1/A1	1.0
Not Rated [g]	Not Rated [g]	Not Rated [g]	3.6
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Zero coupon until a specified date, at which time the stated coupon rate becomes effective until maturity.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, these securities amounted to $20,276,678 or 2.3% of net assets.
[d]	Purchased on a delayed delivery basis.
[e]	Inverse floater security—the interest rate is subject to change periodically.
[f]	Security payable on demand.Variable interest rate—subject to periodic change.
[g]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES May 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	842,529,740	873,232,135
Cash		1,217,388
Interest receivable		14,066,223
Receivable for shares of Common Stock subscribed		4,828
Prepaid expenses		29,791
		888,550,365

Liabilities ($):
Due to The Dreyfus Corporation and affiliates		537,779
Payable for investment securities purchased		14,237,923
Payable for shares of Common Stock redeemed		622,811
Accrued expenses		113,735
		15,512,248

Net Assets ($)		873,038,117

Composition of Net Assets ($):
Paid-in capital		850,610,254
Accumulated net realized gain (loss) on investments		(8,274,532)
Accumulated net unrealized appreciation
(depreciation) on investments		30,702,395

Net Assets ($)		873,038,117

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		64,643,715
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.51

See notes to financial statements.
22

STATEMENT OF OPERATIONS Year Ended May 31, 2005
Investment Income ($):
Interest Income	39,672,017
Expenses:
Management fee—Note 3(a)	5,368,719
Shareholder servicing costs—Note 3(b)	859,806
Custodian fees	76,487
Professional fees	68,909
Directors’ fees and expenses—Note 3(c)	55,142
Prospectus and shareholders’ reports	38,201
Registration fees	28,113
Loan commitment fees—Note 2	6,031
Miscellaneous	60,068
Total Expenses	6,561,476
Less—reduction in management fee
due to undertaking—Note 3(a)	(3,869)
Less—reduction in custody fee due to
earnings credits—Note 1(b)	(7,778)
Net Expenses	6,549,829
Investment Income—Net	33,122,188

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,019,863
Net unrealized appreciation (depreciation) on investments	9,115,808
Net Realized and Unrealized Gain (Loss) on Investments	15,135,671
Net Increase in Net Assets Resulting from Operations	48,257,859

See notes to financial statements.
The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2005	2004

Operations ($):
Investment income—net	33,122,188	37,558,125
Net realized gain (loss) on investments	6,019,863	10,267,229
Net unrealized appreciation
(depreciation) on investments	9,115,808	(55,517,040)
Net Increase (Decrease) in Net Assets
Resulting from Operations	48,257,859	(7,691,686)

Dividends to Shareholders from ($):
Investment income—net	(33,363,442)	(37,207,071)

Capital Stock Transactions ($):
Net proceeds from shares sold	51,829,030	70,360,162
Dividends reinvested	24,633,027	27,275,524
Cost of shares redeemed	(122,535,096)	(196,272,299)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(46,073,039)	(98,636,613)
Total Increase (Decrease) in Net Assets	(31,178,622)	(143,535,370)

Net Assets ($):
Beginning of Period	904,216,739	1,047,752,109
End of Period	873,038,117	904,216,739
Undistributed investment income—net	—	280,714

Capital Share Transactions (Shares):
Shares sold	3,840,582	5,171,532
Shares issued for dividends reinvested	1,826,980	2,014,036
Shares redeemed	(9,087,026)	(14,462,858)
Net Increase (Decrease) in Shares Outstanding	(3,419,464)	(7,277,290)

See notes to financial statements.
24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended May 31,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value,
beginning of period	13.28	13.91	13.42	13.51	12.94
Investment Operations:
Investment income—net	.50[b]	.52[b]	.57[b]	.64[b]	.65
Net realized and unrealized
gain (loss) on investments	.23	(.63)	.49	(.09)	.57
Total from Investment Operations	.73	(.11)	1.06	.55	1.22
Distributions:
Dividends from
investment income—net	(.50)	(.52)	(.57)	(.64)	(.65)
Net asset value, end of period	13.51	13.28	13.91	13.42	13.51

Total Return (%)	5.59	(.81)	8.09	4.14	9.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.74	.74	.74	.74
Ratio of net expenses
to average net assets	.73	.74	.74	.74	.74
Ratio of net investment income
to average net assets	3.70	3.86	4.23	4.74	4.82
Portfolio Turnover Rate	37.33	35.07	41.30	27.32	24.32

Net Assets, end of period
($ x 1,000)	873,038	904,217	1,047,752	1,057,999	1,065,775

[a]	As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended May 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund,Inc.(the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal

26

and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

At May 31,2005,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $410,130, accumulated capital losses $8,274,532 and unrealized appreciation $30,848,143.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2005. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2005 and May 31, 2004, were as follows: tax exempt income $33,363,442 and $37,207,071, respectively.

During the period ended May 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $39,460, increased accumulated net realized gain (loss) on investments by $25 and increased paid-in capital by $39,435. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from June 1, 2004 through May 31, 2005 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes,

28

brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $3,869 during the period ended May 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2005, the fund was charged $436,252 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2005, the fund was charged $306,448 pursuant to the transfer agency agreement.

During the period ended May 31, 2005, the fund was charged $1,693 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $444,086, shareholder services plan fees $41,000, chief compliance officer fees $1,693 and transfer agency per account fees $51,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2005, redemption fees charged and retained by the fund amounted to $182.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2005, amounted to $328,024,858 and $360,749,393, respectively.

At May 31,2005,the cost of investments for federal income tax purposes was $842,383,992; accordingly, accumulated net unrealized appreciation on investments was $30,848,143, consisting of $31,656,350 gross unrealized appreciation and $808,207 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other

30

things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Intermediate Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Municipal Bond Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2005 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099 DIV which will be mailed by January 31, 2006.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative ser-vices.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Quality and Extent of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, quality and extent of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed the fund’s performance, management fee and expense ratios and placed significant

34

emphasis on comparisons to a group of comparable funds and Lipper averages. The Board reviewed the fund’s performance, management fee, and total expense ratio within this comparison group and against the fund’s Lipper category average, and discussed the results of the comparisons.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund’s income performance was higher than the fund’s respective comparison group averages and Lipper category averages for each reported time period. The Board members also noted that the fund’s total return performance was higher than the fund’s comparison group average and Lipper category average for the reported one-year period, but was below these averages, to varying degrees, for the reported longer-term periods. The Board members also discussed the fund’s management fee and expense ratio, noting the range of management fees in the comparison group and that the fund’s expense ratio was higher than the comparison group average but lower than the Lipper category average.The Board also noted that if the “low cost provider” fund was excluded from the comparison group, the fund’s expense ratio would be lower than the average of the remaining comparison group funds.

The Board also received a presentation from the fund’s portfolio manager during which he discussed the fund’s improved relative total return performance over the past two years and resolution of credit issues that caused total return performance to lag over this time. In this regard, the Board took note of the fund’s reported one-year total return Lipper ranking and competitive two-year total return ranking provided by the portfolio manager.

The Board members also reviewed the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the “Similar Funds”).These comparison groups compared the management fee and total expense ratios of such funds, and were composed exclusively of investment companies affiliated with the Manager that were

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

reported in the same Lipper category as the fund.The Manager’s representatives explained the nature of each Similar Fund and the differences, from the Manager’s perspective, in management of such Similar Funds as compared to management of the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. One Similar Fund had the same management fee as the fund. Two Similar Funds had a lower management fee than the fund, but one was designed exclusively for institutional investors and the other was designed exclusively for private wealth clients as part of an asset management program.The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager to evaluate the appropriateness and reasonableness of the fund’s management fee. A discussion ensued and the Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.There were no institutional or wrap fee separate accounts with similar investment objectives, policies, and strategies as the fund that were managed by the Manager or its affiliates.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable

36

relationship to the mix of services provided by the Manager, including the nature, quality and extent of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund’s overall performance and generally superior service levels rendered.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, quality and extent of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fund’s fee paid to the Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board recognized that economies of scale may be realized as the fund’s assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 193

———————
David W. Burke (69) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Samuel Chase (73) Board Member (1985)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (63) Board Member (1995)
Principal Occupation During Past 5 Years:
  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26
38

Joni Evans (63) Board Member (1983)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency

No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (78) Board Member (1983)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation

Other Board Memberships and Affiliations:
  Isabella Stewart Gardner Museum,Trustee
  John Merck Fund, a charitable trust,Trustee
  Business for Social Responsibility, Director
  The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (54) Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554`-4611.

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	STEVEN F. NEWMAN, Assistant Secretary
March 2000.	since March 2000.
Chairman of the Board, Chief Executive	Associate General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 55
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since July 1980.

Executive Committee Member of the other	MICHAEL A. ROSENBERG, Assistant
investment management subsidiaries of Mellon	Secretary since March 2000.
Financial Corporation, each of which is an
affiliate of the Manager. He is 59 years old and	Associate General Counsel of the Manager,
has been an employee of the Manager since	and an officer of 88 investment companies
May 1995.	(comprised of 193 portfolios) managed by the
Manager. He is 45 years old and has been an
STEPHEN R. BYERS, Executive Vice	employee of the Manager since October 1991.
President since November 2002.
JAMES WINDELS, Treasurer since
Chief Investment Officer,Vice Chairman and a	November 2001.
director of the Manager, and an officer of 90
investment companies (comprised of 184	Director – Mutual Fund Accounting of the
portfolios) managed by the Manager. Mr. Byers	Manager, and an officer of 91 investment
also is an officer, director or an Executive	companies (comprised of 200 portfolios)
Committee Member of certain other	managed by the Manager. He is 46 years old
investment management subsidiaries of Mellon	and has been an employee of the Manager
Financial Corporation, each of which is an	since April 1985.
affiliate of the Manager. He is 51 years old and	GREGORY S. GRUBER, Assistant
has been an employee of the Manager since	Treasurer since March 2000.
January 2000.
Senior Accounting Manager – Municipal Bond
MARK N. JACOBS, Vice President since	Funds of the Manager, and an officer of 24
March 2000.	investment companies (comprised of 55
Executive Vice President, Secretary and	portfolios) managed by the Manager. He is 46
General Counsel of the Manager, and an	years old and has been an employee of the
officer of 91 investment companies (comprised	Manager since August 1981.
of 200 portfolios) managed by the Manager.	KENNETH J. SANDGREN, Assistant
He is 59 years old and has been an employee	Treasurer since November 2001.
of the Manager since June 1977.
Mutual Funds Tax Director of the Manager,
JOHN B. HAMMALIAN, Secretary since	and an officer of 91 investment companies
March 2000.	(comprised of 200 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 50 years old and has been an
and an officer of 36 investment companies	employee of the Manager since June 1993.
(comprised of 45 portfolios) managed by the
Manager. He is 41 years old and has been an
employee of the Manager since February 1991.

40

JOSEPH W. CONNOLLY, Chief Compliance	WILLIAM GERMENIS, Anti-Money
Officer since October 2004.	Laundering Compliance Officer since
Chief Compliance Officer of the Manager and	October 2002.
The Dreyfus Family of Funds (91 investment	Vice President and Anti-Money Laundering
companies, comprising 200 portfolios). From	Compliance Officer of the Distributor, and the
November 2001 through March 2004, Mr.	Anti-Money Laundering Compliance Officer
Connolly was first Vice-President, Mutual	of 88 investment companies (comprised of 197
Fund Servicing for Mellon Global Securities	portfolios) managed by the Manager. He is 34
Services. In that capacity, Mr. Connolly was	years old and has been an employee of the
responsible for managing Mellon’s Custody,	Distributor since October 1998.
Fund Accounting and Fund Administration
services to third-party mutual fund clients. He
is 48 years old and has served in various
capacities with the Manager since 1980,
including manager of the firm’s Fund
Accounting Department from 1997 through
October 2001.

The Fund 41

For More	Information

Dreyfus Intermediate	Transfer Agent &
Muncipal Bond Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,485 in 2004 and $40,634 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,497 in 2004 and $3,425 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $773 in 2004 and $651 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $811,636 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)